SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                          JUNE 10, 1997

                 (Date of earliest event reported)


                       Fed One Bancorp, Inc.

          (Exact name of registrant as specified in its charter)



DELAWARE                              0-25348                     55-0736264
(State or other jurisdiction  (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)




21 TWELFTH STREET, WHEELING, WEST VIRGINIA                        26003-3295
(Address of principal executive offices)                          (Zip Code)



                        (304) 234-1100
       (Registrant's telephone number, including area code)


                        NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)





                        Page 1 of 4 Pages.
                 Exhibit Index appears on page 2.
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ITEM 5.   OTHER EVENTS


     On June 10, 1997, Fed One Bancorp, Inc. (the "Company" or the "Registrant") announced plans to open three full-service branch offices in Kroger supermarkets. A copy of the Press Release, dated June 10, 1997, is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits:

           99  Press Release, dated June 10, 1997

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         FED ONE BANCORP, INC.



Date:  June 10, 1997     By:  /S/ LISA K. DICARLO
                              Lisa K. DiCarlo
                              Senior Vice President and Treasurer